                                                                     EXHIBIT B-6



                       SUPPORT AGREEMENTS AND GUARANTIES
                        OF CIPSCO AND CIPSCO INVESTMENT




================================================================================
                           CIPSCO SUPPORT AGREEMENTS
--------------------------------------------------------------------------------
     Date               On Behalf Of             Transaction Pertaining To
--------------------------------------------------------------------------------
Sept. 24, 1991    CLC Aircraft Leasing Co.  Lease of one MD-88 aircraft to
                                            Delta Air Lines, Inc.
--------------------------------------------------------------------------------
Nov. 26, 1991     CIPSCO Leasing Co.        Lease regarding Enron Gas
                                            Processing Co., Bushton, Kansas
                                            processing plant
--------------------------------------------------------------------------------
Dec. 15, 1991     CLC Leasing Co. A         Lease of certain natural gas
                                            production, treating and
                                            processing equipment to Amoco
                                            Equipment Leasing Co.
--------------------------------------------------------------------------------
Dec. 1, 1992      CLC Leasing Co. B         Certain sale-leaseback transactions
                                            with Wal-Mart Stores, Inc.
===============================================================================

                                                                              EXHIBIT B-6
=========================================================================================
                         CIPSCO INVESTMENT GUARANTIES
-----------------------------------------------------------------------------------------
     Date          On Behalf Of    For The Benefit Of        Transaction Pertaining To
-----------------------------------------------------------------------------------------
Aug. 26, 1993     CEC-PGE, L.P.   Trustee and Term       Sale of the beneficial interest
                                  Lenders                in a trust which holds title to
                                                         certain combustion turbine units
-----------------------------------------------------------------------------------------
Aug. 26, 1993     CEC-APL, L.P.   Trustee and Term       Sale of the beneficial interest
                                  Lenders                in a trust which holds title to
                                                         certain simple cycle gas turbine
                                                         units
-----------------------------------------------------------------------------------------
Aug. 26, 1993     CEC-PSPL, L.P.  Trustee and Term       Sale of the beneficial interest
                                  Lenders                in a trust which holds title to
                                                         certain combustion turbine units
-----------------------------------------------------------------------------------------
June 10, 1994     CEC-MPS, L.P.   Trustee, Trustor and   Sale of the beneficial interest
                                  Term Lenders           in a trust which holds title to
                                                         certain combustion turbine units
-----------------------------------------------------------------------------------------
June 10, 1994     CEC-MPS, L.P.   Boatmen's First        Sale of the beneficial interest
                                  National Bank of       in a trust which holds title to
                                  Kansas City            certain combustion turbine units
-----------------------------------------------------------------------------------------
June 10, 1994     CEC-MPS, L.P.   Trustee, Trustor and   Sale of the beneficial interest
                                  Term Lenders           in a trust which holds title to
                                                         certain combustion turbine units
-----------------------------------------------------------------------------------------
June 10, 1994     CEC-MPS, L.P.   Boatmen's First        Sale of the beneficial interest
                                  National Bank of St.   in a trust which holds title to
                                  Louis                  certain combustion turbine units
-----------------------------------------------------------------------------------------
July 11, 1994     CEC-ACE, L.P.   Access Leasing Corp.   Sale of the beneficial interest
                                                         in a trust which holds title to
                                                         certain combustion turbine units
-----------------------------------------------------------------------------------------
July 11, 1994     CEC-ACE, L.P.   Shawmut Bank           Sale of the beneficial interest
                                  Connecticut, N.A.      in a trust which holds title to
                                                         certain combustion turbine units
-----------------------------------------------------------------------------------------
Sept. 19, 1994    CIPSCO          Term Lenders           Effingham Development
                  Venture                                Building II, L.L.C.
                  Co.
=========================================================================================


                                       2